Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of February __, 2011 by and between Moneylogix Group, Inc., a company organized under the laws of the State of Nevada, (“MLXG” or the “Company”), and the party who is a signatory hereto (the “Subscriber”).

RECITALS:

WHEREAS, the Company desires to offer and sell (the “Offering”) up to [•]  Units, with each unit (a “Unit”) being offered and sold at USD [•] per Unit and each Unit consisting of (i) one share of the Company’s common stock and (ii) one warrant (each, a “Warrant” and collectively, the “Warrants”) to purchase one share of the Company’s common stock at an initial exercise price equal to USD [•] per share (collectively, the “Securities”).  The Form of the Warrant is attached hereto as Exhibit A. This offer is open from February [•] 2011 until the [•] Units are all placed.

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Units and the Subscriber desires to purchase that number of Units set forth on the signature page hereto on the terms and conditions set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION OF UNITS

1.1           Subject to the terms set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company that number of Units as is set forth on the signature page hereto at the Purchase Price.

1.2           The Company reserves the right to reject any subscription made hereby, in whole or in part, in its sole discretion.  The Company’s agreement with each Subscriber is a separate agreement and the sale of the Units to each Subscriber is a separate sale.

1.3           The Offering period shall close (“Closing Date”) no later than February [•], 2011 (the “Termination Date”), unless extended in the sole discretion of the Company.  The Subscriber hereby authorizes and directs the Company to direct the Escrow Agent to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, without interest.

1.4           Certificates evidencing the common stock and Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber at Closing.

1.5           Use of Proceeds.  The subscription proceeds will be used by the Company for general and administrative expenses in the advancement of the Company’s business plans including the expected expenses towards operation, legal fees related to the affairs of a public company and payment towards Licensing fees to Panacea Pharmaceuticals.

II.	REPRESENTATIONS BY SUBSCRIBER

The Subscriber agrees, represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder, that:

2.1           Organization and Qualification.  If an entity, the Subscriber is duly incorporated, organized or otherwise formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or otherwise formed.

2.2           Authorization.  If an entity: (a) the Subscriber has the requisite corporate or other requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof; and (b) the execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by the Subscriber’s Board of Directors or other governing body and no further consent or authorization of the Subscriber, its Board of Directors or its shareholders, members or other interest holders is required.

2.3           Enforcement.  This Agreement has been duly executed by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

2.4           Consents.  The Subscriber is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby, except for such notices, filings, applications, registrations, authorizations, consents, orders, approvals and waivers (if any) as have been obtained and the filing of a Form D with the Securities and Exchange Commission (the “Commission”) and other similar filings required by applicable state securities or “blue sky” laws and regulations in connection with offerings of securities under Rule 506 (“Rule 506”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

2.5           Noncontravention.  Neither the execution and the delivery by the Subscriber of this Agreement, nor the consummation by the Subscriber of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Subscriber is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Subscriber is a party or by which the Subscriber is bound or to which any of its assets is subject.

2.6           Investment Purpose.  The Subscriber is purchasing the Units for its own account and not with a present view toward the public sale or distribution thereof.

2.7           Accredited Subscriber Status.  The Subscriber is an “accredited investor” as defined in Regulation D and has delivered to the Company a Confidential Investor Questionnaire substantially in the form of Exhibit B attached hereto.  The Subscriber hereby represents and warrants that, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by the Subscriber at its sole risk and expense) the Subscriber (a) has the capacity to protect its own interests in connection with the transaction contemplated hereby and/or (b) the Subscriber has prior investment experience, including investments in securities of privately-held companies or companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, including the NASDAQ Global Select Market, the NASDAQ Global Market, and the NASDAQ Capital Market (together, the “NASDAQ”); to the extent necessary, the Subscriber has retained, at its sole risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder; if an entity, the Subscriber was not formed for the sole purpose of purchasing the Units.

2.8           Reliance on Exemptions.  The Subscriber agrees, acknowledges and understands that the Units are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and applicable state securities or “blue sky” laws and that the Company and its counsel are relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.

2.9           No General Solicitation.  The Subscriber (a) was contacted regarding the sale of the Units by the Company (or its authorized agents or representatives) with whom the Subscriber had a prior substantial pre-existing relationship and (b) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not receive any general solicitation or general advertising including, but not limited to, the Subscriber’s: (i) receipt or review of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attendance at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

2.10           Information.

The Subscriber agrees, acknowledges and understands that the Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Units that have been requested by the Subscriber or its advisors, if any, (collectively the “Offering Documents”).  The Subscriber represents and warrants that the Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  The Subscriber agrees, acknowledges and understands that neither such inquiries nor any other due diligence investigation conducted by the Subscriber or any of its advisors or representatives modify, amend or affect the Subscriber’s right to rely on the Company’s representations and warranties contained herein.

2.11           Acknowledgement of Risk.  The Subscriber agrees, acknowledges and understands that its investment in the Units involves a significant degree of risk, including, without limitation that: (a) the Company is a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Units; (b) an investment in the Company is highly speculative and only subscribers who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities (including the underlying shares of Common Stock) and the Warrants is extremely limited; and (e) in the event of a disposition of the Warrants (including the underlying shares of Common Stock), the Subscriber can sustain the loss of its entire investment.  The Subscriber agrees, acknowledges and understands such risks.

2.12           Governmental Review.  The Subscriber agrees, acknowledges and understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Units or an investment therein.

2.13           Transfer or Resale; No Market.  The Subscriber agrees, acknowledges and understands that:

(i)           the Offering Units have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws. The Units may not be transferred unless: (i) the resale of the Units are registered pursuant to an effective registration statement under the Securities Act; (ii) the Subscriber has delivered to the Company an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Units to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Units are sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”);

(ii)           any sale of the Units made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Units under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder; and

(iii)           except as set forth in herein, neither the Company nor any other person is under any obligation to register the Units under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder.

(iv)           there is currently only a limited market for the shares or any other securities of the Company, which is a publicly traded company organized under the laws of Nevada, U.S.A. and currently listed on the NASDAQ managed Over-The-Counter Bulletin Board under the Symbol MLXG.OB, and there can be no assurance that that there will a public market for the securities in the future.

2.14           Legends.  The Subscriber agrees, acknowledges and understands that the certificates representing the shares of common stock (the “Restricted Securities”) will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Restricted Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OF THE UNITED STATES.  THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

The Subscriber agrees, acknowledges and understands that the Company will make a notation in the appropriate records with respect to the foregoing restrictions on the transferability of the Restricted Securities.  Certificates evidencing the Restricted Securities shall not be required to contain such legend or any other legend (a) following any sale of the Restricted Securities pursuant to Rule 144, or (b) if the Restricted Securities are eligible for sale under Rule 144 or have been sold pursuant to a registration statement and in compliance with the Subscriber’s obligations set forth in this Agreement, or (c) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission), in each such case (a) through (c) to the extent reasonably determined by the Company’s legal counsel.

2.15           Residency.  The Subscriber is a resident of the jurisdiction set forth immediately below the Subscriber’s name on the signature pages hereto.

2.16           No Brokers.  The Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.  The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

2.17           Reliance on Representations.  The Subscriber agrees, acknowledges and understands that the Company and its counsel are entitled to rely on the representations, warranties and covenants made by the Subscriber herein.

III.	REPRESENTATIONS BY THE COMPANY

The Company hereby represents and warrants to each Subscriber as follows, with the intention and understanding, as to matters pertaining to the Company, that such representations and warranties are made as of the Closing:

3.1           Organization and Qualification.

The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on (a) the business, operations assets or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company or any Subsidiary to perform its obligations pursuant to the transactions contemplated by this Agreement or under any instruments to be entered into or filed in connection herewith (collectively, a “Material Adverse Effect”).

3.2           Interference with Exemptions.  The Company has not taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation S or Regulation D or Section 4(2) and/or Section 4(6) of the Act, and knows of no reason why any such exemption would be otherwise unavailable to it. The Company has not been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining it for failing to comply with Section 503 of Regulation D.

3.3           Absence of Litigation.  There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary or any of their respective officers or directors acting as such that could, individually or in the aggregate, have the effect of prohibiting the transactions that are the subject of this Subscription Agreement or have a Material Adverse Effect.

3.4           Investment Company Status.  The Company is not now, and upon consummation of the sale of the Units will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.5           Disclosure.  This Agreement and Exhibits hereto and all other documents delivered to the Subscriber in connection herewith at the Closing, do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.6           Securities Law Exemption.  Assuming the truth and accuracy of the Subscriber’s representations, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

3.7           Books and Records.  The books, records and accounts of each of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries, all to the extent required by generally accepted accounting principles.

IV.	TERMS OF SUBSCRIPTION

4.1           The Offering shall terminate at 11:59 p.m. Eastern Standard Time on February [•], 2011 (subject to an extension upon mutual agreement of the Company without notice to Subscriber to a date no later than February [•] , 2011).  Subject to the satisfaction of the conditions of the obligations of the Company and Subscriber set forth herein the Closing shall occur upon receipt by the Escrow Agent of a properly executed copy of this Agreement from the Subscriber and the purchase price for the Securities being purchased by the Subscriber and delivery to the Escrow Agent by the company the duly executed Security’s certificate and warrant agreement.  The date of the Closing is referred to herein as the “Closing Date.”

4.2           The Subscriber hereby authorizes and directs the Company to deliver the Units to be issued to the Escrow Agent pursuant to this Agreement and directs the Escrow Agent, following the successful closing of this transaction, to distribute the Securities to the Subscriber to the residential or business address indicated on the signature page hereto.

4.3           The Subscriber hereby authorizes and directs the Company to return, without interest, any funds for unaccepted subscriptions (including any subscriptions that were not accepted as a result of the termination of the Offering) to the same account from which the funds were drawn.

4.4           The Company’s agreement with each Subscriber is a separate agreement and the sale of Units to each Subscriber is a separate sale.

V.	COVENANTS OF THE COMPANY AND SUBSCRIBER

5.1           Form D; Blue Sky Laws.  The Company shall timely file with the Commission, and the applicable states, a Notice of Sale of Units on Form D with respect to the Offering, as required under Regulation D.

5.2           Expenses.  The Company and the Subscriber are liable for, and shall pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

5.3           Compliance with Law.  As long as the Subscriber owns any of the Warrants, the Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except for those laws, rules and regulations the failure to comply with which would not have a Material Adverse Effect.

5.4           Sales by Subscribers.  The Subscriber shall sell any and all Securities (as defined below) purchased hereby in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.  The Subscriber will not make any sale, transfer or other disposition of the Units in violation of federal or state securities or “blue sky” laws and regulations.

VI.	MISCELLANEOUS

6.1           Governing Law; Jurisdiction.  This Agreement will be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby or thereby.

6.2           Counterparts; Signatures by Facsimile.  This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

6.3           Headings.  The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

6.4           Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform to such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

6.5           Entire Agreement; Amendments.  This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.  Except as set forth in herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

6.6           Notices.  Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) and will be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally, or by courier (including a recognized overnight delivery service), in each case addressed to a party.  The addresses for such communications are:

If to the Company:                          [•]

With copies to:                                [•]

If to the Subscriber:	To the address set forth immediately below the
Subscriber’s name on the signature pages hereto.

6.7           Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber and the Subscriber may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.  Notwithstanding the foregoing, the Subscriber may assign all or part of its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D) and agrees in writing to be bound by this Agreement.  This provision does not limit the Subscriber’s right to transfer the Securities pursuant to the terms of this Agreement or to assign the Subscriber’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

6.8           Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

6.9           Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.10           No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.11           Acceptance.  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject to acceptance by the Company; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

6.12           Waiver.  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.13           Public Statements.  The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

6.14           Counterparts.  This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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SIGNATURE PAGE

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the Subscriber to purchase Units in the Company.

NUMBER OF UNITS     [•]     x   $[•]   =     $[• ]    (the “Purchase Price”)

___________________________________	_____________________________________
Signature	Signature (if purchasing jointly)

___________________________________	_____________________________________
Name Typed or Printed	Name Typed or Printed

____ _________________________	_____________________________________
Entity Name	Entity Name

___________________________________	_____________________________________
Address	Address

___________________________________	_____________________________________
City, State and Zip Code	City, State and Zip Code

___________________________________	_____________________________________
Telephone - Business	Telephone - Business

___________________________________	_____________________________________
Telephone – Residence	Telephone – Residence

___________________________________	_____________________________________
Facsimile – Business	Facsimile - Business

___________________________________	_____________________________________
Facsimile – Residence	Facsimile – Residence

___________________________________	_____________________________________
Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:           _____________, 2011

This Subscription Agreement is agreed to and accepted as of ________________, 2011.

MONEYLOGIX GROUP INC. By:___________________________ Name: Title: